Exhibit 10.1

SUBSCRIPTION AGREEMENT

PERSHING GOLD CORPORATION

Pershing Gold Corporation

1658 Cole Boulevard

Building 6, Suite 210

Lakewood, Colorado 80401

Attn: Stephen Alfers, President & CEO

Ladies and Gentlemen:

1. Subscription. The undersigned (the “Purchaser”) will purchase the number of units (the “Units”) set forth on the signature page to this subscription Agreement (the “Agreement”) at a price of $3.25 per Unit. Each Unit consists of one (1) share of common stock, par value $0.0001 per share (“Common Stock”) of Pershing Gold Corporation, a Nevada corporation (the “Company”) and one (1) thirty (30) month Warrant to purchase 0.5 of a share of Common Stock, with each whole warrant having an exercise price of $4.35, with such exercise price to be subject to adjustment as set forth in the warrant agreement (the “Warrant”). The shares of Common Stock underlying the Warrant may hereinafter be referred to as the “Warrant Shares”. The Unit, the Common Stock, the Warrant and the Warrant Shares are collectively referred to below as the "Securities". The Units are being offered (the “Offering”) by the Company pursuant to the offering terms set forth herein.

2. Payment. The Purchaser will immediately make a wire transfer payment to the Company pursuant to the wire instructions provided on the signature page below, in the full amount of the purchase price of the Units being subscribed for. Together with the wire transfer of the full purchase price, the Purchaser is delivering a completed and executed Signature Page to this Subscription Agreement, along with a completed and executed Accredited Investor Certification, which is annexed hereto. By executing this Subscription Agreement, Purchaser represents and warrants that it has executed the Registration Rights Agreement (attached as Exhibit B) and agreed to the terms of the Warrant (attached as Exhibit C) (this Subscription Agreement, the Registration Rights Agreement and the Warrant, collectively, the “Transaction Documents”).

3. Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this subscription for the Units, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this or any other subscription. The Company will have no obligation hereunder until the Company returns to the Purchaser an executed copy of this Subscription Agreement. If the Purchaser’s subscription is rejected in whole or in part (at the sole discretion of the Company), funds received from the Purchaser and not applied to the purchase of Units will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will thereafter be of further force or effect only to the extent such subscription was accepted. The Purchaser may not revoke this subscription or obtain a return of the subscription amount on or after the date of the closing.

4. Representations and Warranties of the Purchaser. The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a) None of the Securities has been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from the registration requirements of the Securities Act, by virtue of Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement. The Purchaser agrees to supply all requested documents and information to ensure compliance as may be requested by the Company;

(b) Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, “Advisors”), received and carefully reviewed this Subscription Agreement, and each of the Transaction Documents, and all other documents requested by the Purchaser or its Advisors, and understood the information contained therein;

(c) Neither the United States Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of the Securities or passed upon or endorsed the merits of the Offering. No representation to the contrary has been made to the Purchaser, and any such representation could be a criminal offense;

(d) All documents, records, and books pertaining to the investment in the Securities including, but not limited to, all information regarding the Company, requested by the Purchaser and its Advisors, were made available for inspection and review;

(e) The Purchaser and its Advisors have had a reasonable opportunity to ask questions of and receive answers from the Company’s officers and any other persons authorized by the Company to answer such questions, concerning the Offering, the Securities, the Transaction Documents and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered by the Company to the full satisfaction of the Purchaser and its Advisors;

(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than those contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 (“Form 10-K”) and other periodic filings with the Commission (to the extent not superseded or amended by subsequent filings);

(g) The Purchaser approached the Company with respect to a potential investment in the Company and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the Offering through or as a result of any seminar or meeting, or any solicitation of a subscription, involving a person not previously known to the Purchaser in connection with investments in securities generally;

(h) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby;

(i) The Purchaser, either alone or together with its Advisors has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto;

(j) The Purchaser is not relying on the Company or any of its respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in any of the Securities, and as to such matters the Purchaser has relied on the advice of, or has consulted with, only its own Advisors;

(k) The Purchaser is acquiring the Securities solely for its own account for investment purposes and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of any of the Securities, and the Purchaser has no plans to enter into any such agreement or arrangement;

(l) The Purchaser understands and agrees that purchase of the Securities is a high-risk investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser knows it must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities may be offered, sold, pledged, hypothecated or otherwise transferred or disposed of, directly or indirectly, unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration requirements is available. Legends will be placed on the certificates representing the Securities to the effect that the Securities have not been registered under the Securities Act or applicable state securities laws, and appropriate notations thereof will be made in the Company’s books;

(m) The Purchaser has adequate means of providing for its current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Securities for an indefinite period of time;

(n) The Purchaser is aware that an investment in the Securities involves a number of very significant risks and has carefully read and considered the Form 10-K, in particular, the matters under the caption “Risk Factors” therein, as well as the Company’s other periodic filings with the Commission (to the extent not superseded or amended by subsequent filings), and understands any of such risk may materially adversely affect the Company’s operations and future prospects;

(o) At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be, an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Commission under the Securities Act; the Purchaser has truthfully and accurately completed the Purchaser Questionnaire attached to this Subscription Agreement and will submit to the Company in writing such further assurances and information of such status as may be reasonably requested by the Company in order to verify Accredited Investor status under Rule 506 promulgated under Regulation D of the Securities Act;

(p) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q) The Purchaser hereby acknowledges receipt and careful review of the Transaction Documents and all other exhibits, annexes and appendices thereto, and has had access to the Company’s Form 10-K and the exhibits thereto as well as the Company’s other periodic filings with the Commission (to the extent not superseded or amended by subsequent filings) as available at the website of the Commission which can be accessed at www.sec.gov;

(r) The Purchaser represents to the Company that any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption or exclusion from registration under the Securities Act and any state securities laws in connection with the offering of Securities;

(s) The Purchaser has significant prior investment experience, including investment in non-listed and unregistered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. This investment is a suitable one for the Purchaser;

(t) The Purchaser is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make this investment;

(u) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the offering of the Securities;

(v) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws to which the Company or this Offering is subject;

(w) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS OR EXCLUSIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR DISPOSED OF, DIRECTLY OR INDIRECTLY, EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE TRANSACTION DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(x) In making an investment decision, the Purchaser has relied on its own examination of Company and the terms of the Offering, including the merits and risks involved;

(y) The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Securities and, when issued, the Warrant Shares, to the effect that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale applicable thereto and referenced in this Subscription Agreement. The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY WERE ISSUED PURSUANT TO A MARCH 2016 PRIVATE PLACEMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(z) The Purchaser acknowledges that if he or she is a registered representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm prior to an investment in the Securities;

(aa) The Purchaser agrees not to issue any public statement with respect to the Offering, the Purchaser’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law; and

(bb) The Purchaser understands that the Securities are “restricted securities” as defined in Rule 144 of the Securities Act and are therefore subject to restrictions on resale. The Purchaser understands and hereby acknowledges that, except as provided in the Registration Rights Agreement, the Company is under no obligation to register the Securities under the Securities Act or any state securities or “blue sky” laws or to assist the Purchaser in obtaining an exemption from various registration requirements, other than as set forth herein.

5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that:

(a) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted. Each of the Company’s subsidiaries identified on Schedule 5.1 hereto (the “Subsidiaries”) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to own and use its properties and assets and to conduct its business as currently conducted. Neither the Company, nor any of its Subsidiaries is in violation of any of the provisions of its respective articles of incorporation, by-laws or other organizational or charter documents, including, but not limited to the Charter Documents (as defined below). Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of any of the Securities and/or this Subscription Agreement, (ii) material adverse effect on the results of operations, assets, business or condition (financial and other) of the Company and its Subsidiaries, taken as a whole, or (iii) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under the Transaction Documents and all exhibits, supplements and schedules thereto, as such may be amended from time to time (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b) Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company is as set forth in Schedule 5.2 hereto and all issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. Except as set forth in Schedule 5.2 hereto, (i) there are no outstanding securities of the Company or any of its Subsidiaries which contain any preemptive, redemption or similar provisions, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (ii) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement except for its equity incentive plans set forth on Schedule 5.2; and (iii) except as set forth in Schedule 5.2 there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase or acquire, any shares of capital stock of the Company or any Subsidiary or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue any shares of capital stock of the Company or any Subsidiary, or securities or rights convertible or exchangeable into shares of capital stock of the Company or any Subsidiary. Except as set forth in Schedule 5.2 and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Charter Documents (as defined below) or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound. All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable and the shares of capital stock of the Subsidiaries are owned by the Company, free and clear of any mortgages, pledges, liens, claims, charges, encumbrances or other restrictions (collectively, “Encumbrances”). All of such outstanding capital stock has been issued in compliance with applicable federal and state securities laws. The issuance and sale of the Securities and, upon issuance, the Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), as contemplated hereby will not obligate the Company to issue shares of Common Stock or other securities to any other person and except as set forth in Schedule 5.2 will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. The Company is not a party to any outstanding stockholder purchase rights and does not have a “poison pill” or any similar arrangement in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of certain events.

(c) Authorization; Enforceability. The Company has all corporate right, power and authority to enter into, execute and deliver this Subscription Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, including, but not limited to, the Transaction Documents, and to perform fully its obligations hereunder and thereunder. All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization, execution, delivery and performance of this Subscription Agreement and the Transaction Documents by the Company; and (b) authorization, sale, issuance and delivery of the Securities and upon exercise, the Warrant Shares contemplated hereby and the performance of the Company’s obligations under this Subscription Agreement and the Transaction Documents has been taken. This Subscription Agreement and the Transaction Documents have been duly executed and delivered by the Company and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Encumbrances other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued and paid for in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Encumbrances imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved a sufficient number of Warrant Shares for issuance upon the exercise of the Warrants, free and clear of all Encumbrances, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. Except as set forth on Schedule 5.3 hereto, the issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person other than the Purchaser.

(d) No Conflict; Governmental Consents.

(i) The execution and delivery by the Company of this Subscription Agreement and the Transaction Documents, the issuance and sale of the Securities (including, when issued, the Warrant Shares) and the consummation of the other transactions contemplated hereby or thereby do not and will not (i) result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect, (ii) conflict with or violate any provision of the Company’s Articles of Incorporation (the “Articles”), as amended or the Bylaws, (and collectively with the Articles, the “Charter Documents”) of the Company, and (iii) conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with or without due notice or lapse of time or both) a default or give to others any rights of termination, amendment, acceleration or cancellation (with or without due notice, lapse of time or both) under any agreement, credit facility, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of their respective properties or assets is subject, nor result in the creation or imposition of any Encumbrances upon any of the properties or assets of the Company or any Subsidiary.

(ii) No approval by the holders of Common Stock or other equity securities of the Company is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Subscription Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Warrant Shares, except as has been previously obtained.

(iii) No consent, approval, authorization or other order of any governmental authority or any other person is required to be obtained by the Company in connection with the authorization, execution, delivery and performance of this Subscription Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Warrant Shares, except for filings and approvals required to be made or obtained from NASDAQ Global Market (“NASDAQ”) and such post-sale filings as may be required to be made with the SEC and with any state securities regulatory authority, all of which shall be made when required.

(e) Consents of Third Parties. No vote, approval or consent of any holder of capital stock of the Company or any other third parties is required or necessary to be obtained by the Company in connection with the authorization, execution, deliver and performance of this Subscription Agreement and the other Transaction Documents or in connection with the authorization, issue and sale of the Securities and, upon issuance, the Warrant Shares, except as previously obtained, each of which is in full force and effect.

6. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company and each of its respective officers, directors, managers, employees, agents, attorneys, control persons and affiliates upon demand from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement or any other Transaction Document.

7. Binding Effect. This Subscription Agreement will survive the death or disability of the Purchaser and will be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder will be joint and several and the agreements, representations, warranties and acknowledgments herein will be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives and permitted assigns.

8. Modification. This Subscription Agreement will not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

9. Notices. Any notice or other communication required or permitted to be given hereunder will be in writing and will be mailed by certified mail, return receipt requested, or delivered by reputable overnight courier such as FedEx against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth on the signature page below or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party being notified will have furnished in writing in accordance with the provisions of this Section 9). Any notice or other communication given by certified mail will be deemed given at the time of certification thereof, except for a notice changing a party’s address which will be deemed given at the time of receipt thereof. Any notice or other communication given by overnight courier will be deemed given at the time of delivery.

10. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of any of the Securities will be made only in accordance with all applicable laws.

11. Applicable Law. This Subscription Agreement will be governed by and construed under the laws of the State of Nevada as applied to agreements among Nevada residents entered into and to be performed entirely within Nevada. The parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in the state or federal courts sitting in the State of Nevada (2) waive any objection which the parties may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the state or federal courts sitting in Nevada in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the state or federal courts sitting in Nevada and agrees that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

12. Blue Sky Qualification. The purchase of Securities pursuant to this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws.

13. Use of Pronouns. All pronouns and any variations thereof used herein will be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

14. Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any trade or business secrets of the Company and any business materials that are treated by the Company as confidential or proprietary, including, without limitation, confidential information obtained by or given to the Company about or belonging to third parties.

15. Miscellaneous.

(a) This Subscription Agreement, together with the other Transaction Documents, constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) Each of the Purchaser’s and the Company’s representations and warranties made in this Subscription Agreement will survive the execution and delivery hereof and delivery of the Securities.

(c) Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Subscription Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

(e) Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and will not control or alter the meaning of this Subscription Agreement as set forth in the text.

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ANTI-MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.

PERSHING GOLD CORPORATION

SIGNATURE PAGE TO

SUBSCRIPTION AGREEMENT

Purchaser hereby elects to purchase a total of $6,012,500, representing 1,850,000 Unit(s) at a purchase price of $3.25 per Unit (NOTE: to be completed by the Purchaser).

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Donald Smith Value Fund, L.P.	[ ]
Name of Partnership, Corporation, Limited Liability Company or Trust	Federal Taxpayer Identification Number

By:	/s/ Donald Smith	Delaware
Name:	Donald Smith	State of Organization
Title:	Managing Member

152 West 57th Street, 22nd Floor
March 23, 2016		New York, NY 10019
Date		Address

AGREED AND ACCEPTED:

PERSHING GOLD CORPORATION

By:	/s/ Stephen D. Alfers	March 24, 2016
Name:	Stephen D. Alfers	Date
Title:	President and CEO